UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 11, 2005

                            FIRST INDIANA CORPORATION
                  (Exact name of registrant as specified in its
                                    charter)

                                     INDIANA
                    (State of incorporation or organization)

                                     0-14354
                            (Commission file number)

                                   35-1692825
                                (I.R.S. Employer
                               Identification No.)


                          135 NORTH PENNSYLVANIA STREET
                                   SUITE 2800
                           INDIANAPOLIS, INDIANA 46204
                    (Address of principal executive offices)

                                 (317) 269-1200
                         (Registrant's Telephone Number,
                              Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|  Soliciting  material  pursuant to Rule 14a-12 under the
     Exchange  Act  (17  CFR  240.14a-12)
|_|  Pre-commencement  communications
     pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. Entry into a Material Definitive Agreement

     After the close of business on February 11, 2005, First Indiana Corporation (the "Company") amended the First Indiana Corporation 2004 Executive Compensation Plan (a form of which was previously filed on October 22, 2004), subject to the approval of shareholders at its next annual meeting. As amended, the 2004 Executive Compensation Plan, upon shareholder approval, would provide cash and non-cash incentives to executives, key employees and directors similar to those previously provided under the Company's 2002 Stock Incentive Plan and Long-Term Management Performance Plan and would replace those plans. The amended 2004 Executive Compensation Plan allows for awards in the form of stock options, appreciation rights, restricted shares, unrestricted shares, deferred shares or incentive compensation pursuant to the terms of the Plan. The maximum number of shares of Common Stock available as restricted shares, unrestricted shares, or deferred shares, or that may be issued or transferred upon the exercise or in settlement of stock options, appreciation rights, performance units or incentive compensation awards granted under the plan is 801,000, subject to certain adjustments. The maximum number of shares of Common Stock granted to any one participant during one calendar year is 200,000, subject to certain adjustments. The maximum amount of compensation payable under cash-denominated awards to any one participant is $500,000 in one calendar year. The Plan also provides for awards to non-employee directors on January 1 of each year with a fair market value equal to a specified percentage of such director's retainer fee for the period beginning on such January 1 and ending on December 31.


ITEM 9.01. Financial Statements and Exhibits.

 (c) Exhibits

Exhibit No.     Description
 10.1           First Indiana Corporation 2004 Executive Compensation Plan.




Signatures.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            FIRST INDIANA CORPORATION

Date:    February 17, 2005                  By:  /s/ William J. Brunner
                                              ---------------------------------
                                              William J. Brunner
                                              Vice President, Chief Financial
                                              Officer and Treasurer